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                                                                    EXHIBIT 99.2
1

                         Report of Independent Auditors



Board of Directors and Stockholders
Apartment Investment and Management Company

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of the Regency Windsor Apartment Communities (the "Communities"), as described in Note 1 for the year ended December 31, 1998. This Combined Historical Summary is the responsibility of the Communities' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company, as described in Note 1, and is not intended to be a complete presentation of the income and expenses of the Communities.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Regency Windsor Apartment Communities, as described in Note 1, for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ ERNST & YOUNG LLP
Denver, Colorado
November 19, 1999



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                      Regency Windsor Apartment Communities

                         Combined Historical Summary of
                   Gross Income and Direct Operating Expenses


                                                                       NINE MONTHS
                                                         YEAR ENDED      ENDED
                                                        DECEMBER 31,  SEPTEMBER 30,
                                                            1998         1999
                                                        ------------  -------------
                                                                       (unaudited)

GROSS INCOME
Rental income                                           $49,085,105   $37,419,229
Other income                                              2,931,990     2,343,803
                                                        -----------   -----------
   Total gross income                                    52,017,095    39,763,032

DIRECT OPERATING EXPENSES
Repairs and maintenance                                   5,862,791     5,921,816
Utilities and other property operating                    3,044,678     2,457,676
General and administrative                                9,736,047     6,548,021
Real estate taxes                                         4,895,284     3,632,386
Management fees                                           2,098,485     1,592,300
                                                        -----------   -----------
   Total direct operating expenses                       25,637,285    20,152,199
                                                        -----------   -----------

Excess of gross income over direct operating expenses   $26,379,810   $19,610,833
                                                        ===========   ===========



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See accompanying notes.



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                      Regency Windsor Apartment Communities

              Notes to Combined Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1998 and
                Nine Months Ended September 30, 1999 (unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

The Regency Windsor Apartment Communities (the "Communities") include fourteen separate residential apartment communities located in Indiana, Michigan and North Carolina. The Communities, which are under common management and control, have been summarized as follows:

                                                                             NUMBER OF
               COMMUNITY                          LOCATION                     UNITS
               ---------                          --------                   ---------

    Brookwood Apts                            Indianapolis, IN                     500
    Canterbury Green Apts                     Fort Wayne, IN                     2,009
    Colonial Crest                            Bloomington, IN                      208
    Glen Hollow                               Charlotte, NC                        336
    Lafayette/Beau Jardin                     West Lafayette, IN                   252
    Mayfair Village                           West Lafayette, IN                    72
    Michgan Meadows                           Indianapolis, IN                     253
    Northview Harbor                          Grand Rapids, MI                     360
    Oakbrook                                  Battle Creek, MI                     586
    Old Orchard                               Grand Rapids, MI                     664
    Ramblewood Apts                           Grand Rapids, MI                   1,792
    Stone Point Village                       Fort Wayne, IN                       296
    Williamsburg on the Wabash                West Lafayette, IN                   473
    Woodlands                                 Battle Creek, MI                      76
                                                                              --------
    Total                                                                        7,877
                                                                              ========

In September 1999, Apartment Investment Management Company, a publicly traded real estate investment trust, entered into an agreement to acquire the Communities.

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company. The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Communities for the year ended December 31, 1998, and the nine months ended September 30, 1999, as certain costs such as depreciation, amortization, interest, professional fees, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.



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                      Regency Windsor Apartment Communities

              Notes to Combined Historical Summary of Gross Income
                         and Direct Operating Expenses

                        Year Ended December 31, 1998 and
                Nine Months Ended September 30, 1999 (unaudited)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Combined Historical Summary in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Rental income attributable to residential leases is recorded when due from residents. Leases are for periods of up to one year, with rental payments due monthly.



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INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1998. In the opinion of management of the Communities, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of combined gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

Regency Windsor Management, Inc., an affiliate, receives management fees relating to the Communities. The management fee ranges from 1.0% to 6.0% of gross annual cash receipts.

OTHER

The Communities reimburse Regency Windsor Management, Inc. for commercial insurance premiums paid on their behalf. The Communities also provide certain employee benefits through benefit plans administered by Regency Windsor Management, Inc.



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